Electric plant, construction and related agreements	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Electric plant, construction and related agreements

8. Electric plant, construction and related agreements:

a. Electric plant

We, along with Georgia Power, have entered into agreements providing for the purchase and subsequent joint operation of certain electric generating plants. Each co-owner is responsible for providing their own financing. The plant investments disclosed in the table below represent our undivided interest in each plant. A summary of our plant investments and related accumulated depreciation as of December 31, 2022 and 2021 is as follows:

	2022		2021
		Accumulated		Accumulated
Plant	Investment	Depreciation	Investment	Depreciation

	(dollars in thousands)
In-service(1)
Owned property
Vogtle Units No. 1 & No. 2	$3,024,112	$(1,916,942)	$3,010,843	$(1,881,324)
(Nuclear – 30% ownership)
Vogtle Units No. 3 & No. 4	58,189	(8,627)	58,199	(7,290)
(Nuclear – 30% ownership)
Hatch Units No. 1 & No. 2	991,852	(533,771)	973,682	(503,871)
(Nuclear – 30% ownership)
Wansley Units No. 1 & No. 2(2)	20,312	(15,337)	820,110	(649,301)
(Fossil – 30% ownership)
Scherer Unit No. 1	1,378,904	(636,799)	1,415,115	(638,443)
(Fossil – 60% ownership)
Doyle (Combustion Turbine - 100% ownership)	145,780	(124,306)	144,711	(120,527)
Rocky Mountain Units No. 1, No. 2 & No. 3	616,278	(296,624)	615,485	(284,749)
(Hydro – 75% ownership)
Hartwell (Combustion Turbine - 100% ownership)	232,532	(125,092)	227,834	(121,174)
Hawk Road (Combustion Turbine - 100% ownership)	269,837	(74,685)	266,149	(69,194)
Talbot (Combustion Turbine - 100% ownership)	301,869	(162,137)	300,335	(158,270)
Chattahoochee (Combined cycle - 100% ownership)	324,310	(171,272)	319,550	(166,859)
Effingham (Combined cycle - 100% ownership)	339,189	(121,318)	337,614	(112,057)
Smith (Combined cycle - 100% ownership)	686,517	(208,142)	672,184	(190,760)
Wansley (Combustion Turbine – 30% ownership)(2)	—	—	3,942	(3,889)
Washington County (Combustion Turbine – 100% ownership)	170,432	(88,585)	—	—
Transmission plant	107,992	(64,785)	102,966	(62,457)
Other	106,424	(65,922)	104,372	(62,885)
Property under finance lease:
Scherer Unit No. 2 (Fossil – 60% leasehold)	794,830	(569,245)	795,301	(532,674)
Total in-service	$9,569,359	$(5,183,589)	$10,168,392	$(5,565,724)
Construction work in progress
Vogtle Units No. 3 & No. 4	$7,583,291		$6,680,014
Environmental and other generation improvements	132,744		99,378
Total construction work in progress	$7,716,035		$6,779,392
(1)	Amounts include plant acquisition adjustments at December 31, 2022 of $280,396,000 and December 31, 2021 of $248,000,000.
(2)	Plant Wansley Units No. 1 and No. 2 and the combustion turbine were retired on August 31, 2022. The remaining balance represents land and certain asset retirement obligations.

Our proportionate share of direct expenses of joint operation of the above plants is included in the corresponding operating expense captions (e.g., fuel, production) on the accompanying consolidated statements of revenues and expenses.

b. Construction

Vogtle Units No. 3 and No. 4

We, Georgia Power, the Municipal Electric Authority of Georgia (MEAG), and the City of Dalton, Georgia, acting by and through its Board of Water, Light and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the Co-owners) are parties to an Ownership Participation Agreement that, along with other agreements, governs our participation in two additional nuclear units under construction at Plant Vogtle, Units No. 3 and No. 4. The Co-owners appointed Georgia Power to act as agent under this agreement. Pursuant to this agreement, Georgia Power has designated Southern Nuclear Operating Company, Inc. as its agent for licensing, engineering, procurement, contract management, construction and pre-operation services.

In 2008, Georgia Power, acting for itself and as agent for the Co-owners, entered into an Engineering, Procurement and Construction Agreement (the EPC Agreement) with Westinghouse Electric Company LLC and Stone & Webster, Inc., which was subsequently acquired by Westinghouse and changed its name to WECTEC Global Project Services Inc. (collectively, Westinghouse). Pursuant to the EPC Agreement, Westinghouse agreed to design, engineer, procure, construct and test two 1,100 megawatt nuclear units using the Westinghouse AP1000 technology and related facilities at Plant Vogtle.

Until March 2017, construction on Units No. 3 and No. 4 continued under the substantially fixed price EPC Agreement. In March 2017, Westinghouse filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. Effective in July 2017, Georgia Power, acting for itself and as agent for the other Co-owners, and Westinghouse entered into a services agreement (the Services Agreement), pursuant to which Westinghouse is providing facility design and engineering services, procurement and technical support and staff augmentation on a time and materials cost basis. The Services Agreement provides that it will continue until the start-up and testing of Vogtle Units No. 3 and No. 4 is complete and electricity is generated and sold from both units. The Services Agreement is terminable by the Co-owners upon 30 days’ written notice.

In October 2017, Georgia Power, acting for itself and as agent for the other Co-owners, entered into a construction completion agreement with Bechtel Power Corporation, pursuant to which Bechtel serves as the primary contractor for the remaining construction activities for Vogtle Units No. 3 and No. 4 (the Bechtel Agreement) and is reimbursed for actual costs plus a base fee and an at-risk fee, subject to adjustment based on Bechtel’s performance against cost and schedule targets. Each Co-owner is severally, and not jointly, liable for its proportionate share, based on its ownership interest, of all amounts owed to Bechtel under the Bechtel Agreement. The Co-owners may terminate the Bechtel Agreement at any time for their convenience, provided that the Co-owners will be required to pay amounts related to work performed prior to the termination (including the applicable portion of the base fee), certain termination-related costs and, at certain stages of the work, the applicable portion of the at-risk fee. Bechtel may terminate the Bechtel Agreement under certain circumstances, including certain Co-owner suspensions of work, certain breaches of the Bechtel Agreement by the Co-owners, Co-owner insolvency and certain other events.

Cost and Schedule

Our current budget for our ownership interest in Vogtle Units No. 3 and No. 4, which includes capital costs, allowance for funds used during construction and some level of contingency is $8.1 billion and is based on commercial operation dates of June 2023 and March 2024 for Units No. 3 and No. 4, respectively. This budget reflects our June 17, 2022 exercise of the tender option in the Global Amendments to the Joint Ownership Agreements as described below. Had we not exercised the tender option, our budget would be approximately $8.65 billion. At December 31, 2022, our total investment for our interest in the additional Vogtle units was approximately $8.0 billion. We and some of our members have implemented various rate management programs to lessen the impact on rates when Vogtle Units No. 3 and No. 4 reach commercial operation.

Our initial ownership interest and proportionate share of the cost to construct the additional Vogtle units was 30%, representing approximately 660 megawatts. However, we have exercised the tender option discussed below which caps our capital costs in exchange for a proportionate reduction of our 30% interest in the two units. Based on the current project budget and schedule and our interpretation of the Global Amendments (described below), we would transfer approximately 55 megawatts, out of 660 megawatts, to Georgia Power. Our resulting ownership share would decline from 30% to approximately 27.5%. However, if the total project costs exceed the current budget, our ownership share and megawatts would be further reduced.

The table below shows our project budget and actual costs through December 31, 2022 for our share of the project.

		Actual Costs at December
	Project Budget (Tender)	31, 2022

	(in millions)
Construction Costs (1)	$6,554	$6,147
Freeze Capital Credit(2)	(528)	—
Financing Costs	2,025	1,770
Subtotal	$8,051	$7,917
Deferred Training Costs	47	46
Total Project Costs Before Contingency	$8,098	$7,963

Oglethorpe Contingency	$2	$—
Totals	$8,100	$7,963
(1)	Construction costs are net of $1.1 billion we received from Toshiba Corporation under a Guarantee Settlement Agreement and $99 million in cost sharing benefits associated with the Global Amendments to the Joint Ownership Agreements.
(2)	As described below, we exercised the tender option to cap our capital costs at the EAC in VCM 19 plus $2.1 billion, the freeze tender threshold. The freeze capital credit reflects our share of budgeted amounts that exceed this threshold.

The Oglethorpe-level contingency, which we have carried at various levels since the beginning of the project, provides additional margin to cover potential cost, schedule, and financing risks associated with our share of the project. At the end of the project, if there is remaining Oglethorpe-level contingency, we will adjust our project budget to remove this contingency and bill our members based on the actual project costs. Any schedule extension beyond June 2023 and March 2024 for Units No. 3 and No. 4, respectively, is expected to increase our financing costs by approximately $30 million per month for both units and approximately $13 million per month for Unit No. 4.

As part of its ongoing processes, Southern Nuclear continues to evaluate cost and schedule forecasts on a regular basis to incorporate current information available, particularly in the areas of start-up testing and related test results, engineering support, commodity installation, system turnovers and workforce statistics.

Since March 2020, the number of active cases of COVID-19 at the site has fluctuated consistent with the surrounding area and impacted productivity levels and pace of activity completion. As of December 31, 2022, the incremental cost associated with COVID-19 mitigation actions and impacts on construction productivity, substantially all of which occurred during 2020 and 2021, is estimated by Georgia Power to be between $350 million and $438 million and is included in the project budget. Future COVID-19 variants could further disrupt or delay construction, testing, supervisory, and support activities at Vogtle Units No. 3 and No. 4.

On July 29, 2022, Southern Nuclear announced that all Unit No. 3 inspections, tests, analyses, and acceptance criteria documentation had been submitted to the Nuclear Regulatory Commission. On August 3, 2022, the Nuclear Regulatory Commission published its 103(g) finding that the acceptance criteria in the combined license for Unit No. 3 had been met, which allowed for nuclear fuel to be loaded and start-up testing to begin. Fuel load for Unit No. 3 was completed on October 17, 2022. In early 2023, during the start-up and pre-operational testing for Unit No. 3, Southern Nuclear identified and remediated certain equipment and component issues. On March 6, 2023, the Unit No. 3 nuclear reactor achieved self-sustaining nuclear fission, commonly referred to as initial criticality, a key milestone in the start-up process. Georgia Power has disclosed that it projects an in-service date for Unit No. 3 during May or June of 2023. Our current budget reflects our expectation of an in-service date for Unit No. 3 in June 2023. The projected schedule for Unit No. 3 primarily depends on the progression of final component and pre-operational testing and start-up, which may be impacted by further equipment, component and/or other operational challenges.

Georgia Power has disclosed that it projects an in-service date for Unit No. 4 during late fourth quarter 2023 or during the first quarter 2024. Given the remaining work to be done and potential risks associated with completing the work, our current budget anticipates an in-service date for Unit No. 4 in March 2024. Meeting the projected in-service date for Unit No. 4 primarily depends on potential impacts arising from Unit No. 4 testing activities overlapping with Unit No. 3 start-up and commissioning; maintaining overall construction productivity and production levels improving, particularly in subcontractor scopes of work; and maintaining appropriate levels of craft laborers. As Unit No. 4 completes construction and transitions further into testing, ongoing and potential future challenges include the duration of hot functional testing, which commenced on March 20, 2023, and other testing, the pace and quality of remaining commodities installation; completion of documentation to support inspections, tests, analyses and acceptance criteria submittals; the pace of remaining work package closures and system turnovers; and availability of craft, supervisory and technical support resources.

Ongoing or future challenges for both units also include management of contractors and vendors; subcontractor performance; and/or related cost escalation. New challenges also may continue to arise, as Unit No. 3 completes start-up and commissioning and Unit No. 4 moves further into testing and startup, which may result in required engineering changes or remediation related to plant systems, structures or components (some of which are based on new technology that only within the last few years began initial operation in the global nuclear industry at this scale). These challenges may result in further schedule delays and/or cost increases.

There have been technical and procedural challenges to the construction and licensing of Vogtle Units No. 3 and No. 4 at the federal and state level and additional challenges may arise. Processes are in place that are designed to ensure compliance with the requirements specified in the Westinghouse Design Control Document and the combined construction and operating licenses, including inspections by Southern Nuclear and the Nuclear Regulatory Commission that occur throughout construction.

With the receipt of the Nuclear Regulatory Commission’s 103(g) finding, Unit No. 3 is now under the Nuclear Regulatory Commission’s operating reactor oversight process and must meet applicable technical and operational requirements contained within its operating license. Various design and other licensing-based compliance matters, including the timely submittal by Southern Nuclear of the inspections, tests, analyses, and acceptance criteria documentation and the related reviews and approvals by the Nuclear Regulatory Commission necessary to support authorization to load fuel for Unit No. 4, may arise, which may result in additional license amendment requests or require other resolution. If any license amendment requests or other licensing-based compliance issues, including inspections, tests, analyses, and acceptance criteria for Unit No. 4, are not resolved in a timely manner, there may be further delays in the project schedule that could result in increased costs to the Co-owners.

The ultimate outcome of these matters cannot be determined at this time.

Co-Owner Contracts and Other Information

In November 2017, the Co-owners entered into an amendment to their joint ownership agreements for Vogtle Units No. 3 and No. 4 to provide for, among other conditions, additional Co-owner approval requirements. These joint ownership agreements, including the Co-owner approval requirements, were subsequently amended, effective August 31, 2018. As described below, certain provisions of the Joint Ownership Agreements were modified further on September 26, 2018 by the Term Sheet that was memorialized on February 18, 2019 when the Co-owners entered into certain amendments (the Global Amendments) to the Joint Ownership Agreements (as amended, the Joint Ownership Agreements).

As a result of an increase in the total project capital cost forecast and Georgia Power’s decision not to seek recovery of its allocation of the increase in the base capital costs and the increased construction budget in connection with Georgia Power’s nineteenth Vogtle construction monitoring report (VCM 19) in 2018, the holders of at least 90% of the ownership interests in Vogtle Units No. 3 and No. 4 were required to vote to continue construction. In September 2018, the Co-owners unanimously voted to continue construction of Vogtle Units No. 3 and No. 4.

In connection with the September 2018 vote to continue construction, Georgia Power entered into a binding term sheet with the other Co-owners and MEAG’s wholly-owned subsidiaries MEAG Power SPVJ, LLC, MEAG Power SPVM, LLC, and MEAG Power SPVP, LLC to mitigate certain financial exposure for the other Co-owners and offered to purchase production tax credits from each of the other Co-Owners, at that Co-owner’s option (the Term Sheet). On February 18, 2019, the Co-owners entered into the Global

Amendments to memorialize the provisions of the Term Sheet. Pursuant to the Global Amendments and consistent with the Term Sheet, the Joint Ownership Agreements provide that:

●	each Co-owner is obligated to pay its proportionate share of construction costs for Vogtle Units No. 3 and No. 4 based on its ownership interest up to (i) the estimated cost at completion (“EAC”) for Vogtle Units No. 3 and No. 4 which formed the basis of Georgia Power’s forecast of $8.4 billion in Georgia Power’s VCM 19 report filed with the Georgia Public Service Commission plus (ii) $800 million of additional construction costs.
●	Georgia Power will be responsible for 55.7% of construction costs, subject to exceptions such as costs that are a result of a force majeure event, that exceed the EAC in VCM 19 by $800 million to $1.6 billion (resulting in up to $80 million of potential additional costs to Georgia Power which would save Oglethorpe up to $44 million), with the remaining Co-owners responsible for 44.3% of such costs pro rata in accordance with their respective ownership interests (equal to 24.5% for our 30% ownership interest); and
●	Georgia Power will be responsible for 65.7% of construction costs, subject to exceptions such as costs that are a result of a force majeure event, that exceed the EAC in VCM 19 by $1.6 billion to $2.1 billion (resulting in up to a further $100 million of potential additional costs to Georgia Power which would save Oglethorpe up to an additional $55 million), with the remaining Co-owners responsible for 34.3% of such costs pro rata in accordance with their respective ownership interests (equal to 19.0% for our 30% ownership interest).

If the EAC is revised and exceeds the EAC in VCM 19 by more than $2.1 billion, each of the Co-owners, other than Georgia Power, has a one-time option to tender a portion of its ownership interest to Georgia Power in exchange for Georgia Power’s agreement to pay 100% of such Co-owner’s share of construction costs actually incurred in excess of the EAC in VCM 19 plus $2.1 billion. If any Co-owner elects to exercise this tender option, Georgia Power would have the option to cancel the project in lieu of accepting the offer to purchase a portion of the Co-owner’s ownership interest. If Georgia Power does not elect to cancel the project, then Georgia Power must accept the offer, and the ownership interest to be conveyed from the tendering Co-owner to Georgia Power will be calculated based on the percentage of the cumulative amount of construction costs paid by such tendering Co-owner as of the commercial operation date of Vogtle Unit No. 4. For purposes of this calculation, payments made by Georgia Power on behalf of the tendering Co-owner in accordance with the second and third bullets above will be treated as payments made by that Co-owner. This option to tender a portion of our interest to Georgia Power upon such a budget increase would allow us to freeze our construction budget associated with the Vogtle project in exchange for a proportionate reduction of our 30% ownership interest.

The VCM 19 total project cost is $17.1 billion (which excludes non-shareable costs) as reflected in numerous Georgia Public Service Commission filings. As of December 31, 2021, budget increases since VCM 19 reached $3.4 billion for all Co-owners. As a result of those increases, we believe that the tender option was triggered at the Co-owner construction budget vote on February 14, 2022 and that Georgia Power’s increased responsibility for certain construction costs as described above commenced in March 2022.

On June 17, 2022, we notified Georgia Power of our election to exercise the tender option and cap our capital costs in exchange for a proportionate reduction of our 30% interest in the two new units. Our decremental ownership interest will be calculated and conveyed to Georgia Power after both Vogtle units are placed in service. Based on the current project budget, our schedule assumptions and our interpretation of the Global Amendments, our project budget is $8.1 billion and we expect to transfer approximately 55 megawatts, out of 660 megawatts, to Georgia Power. Our resulting ownership share will decline from 30% to approximately 27.5%. By exercising the tender option and based on current assumptions, we estimate that we will avoid incurring approximately $530 million in construction costs associated with the project. However, if the total project costs exceed the current budget, our ownership share and megawatts would be further reduced. On July 26, 2022, the City of Dalton notified Georgia Power that it had elected to exercise its tender option.

We and Georgia Power do not agree on certain aspects of the tender option, including the dollar amount that triggers our option to tender a portion of our ownership interest to Georgia Power under the tender option or the extent to which costs that are the result of a force majeure event (such as COVID-19) impact the point at which the tender option is triggered. For purposes of determining when our option to tender has been triggered, the Global Amendments do not exclude costs resulting from force majeure events (such as COVID-19) from the calculation of when the EAC in VCM 19 plus $2.1 billion has been reached. We and Georgia Power also do not agree on the dollar amount that triggers Georgia Power’s increased responsibility for certain construction costs as described above, and the extent to which costs that are the result of a force majeure event (such as COVID-19), impact the calculation of the point at which Georgia Power’s increased responsibility for certain construction costs as described above is triggered. The exclusion of costs resulting from a force majeure event (such as COVID-19) in the Global Amendments only applies to Georgia Power’s increased cost responsibility during the time period when construction costs exceed the EAC in VCM 19 by $800 million to $2.1 billion.

Accordingly, in March 2022, we notified Georgia Power of a billing dispute with regards to both the starting dollar amount and the application of costs resulting from a force majeure event and how such amounts impact the thresholds and timing of the cost-sharing and tender option provisions. On June 18, 2022, after completing the dispute resolution procedures set forth in the Ownership Participation Agreement for the additional Vogtle units, we and MEAG filed separate lawsuits against Georgia Power in the Superior Court of Fulton County, Georgia seeking to enforce the terms of the Global Amendments. Our lawsuit seeks declaratory judgment that the cost sharing and tender provisions of the Global Amendments have been triggered based on a VCM 19 forecast of $17.1 billion. Our lawsuit also alleges breach of contract and asserts other claims and seeks damages and injunctive relief requiring Georgia Power to track and allocate construction costs consistent with our interpretation of the Global Amendments. On July 28, 2022, Georgia Power filed a counterclaim against us seeking a declaratory judgment that the starting dollar amount is $18.38 billion and that costs related to force majeure events are excluded prior to calculating the cost-sharing and tender provisions and when calculating Georgia Power’s related financial obligations. Based on the current project budget and Georgia Power’s interpretation of the Global Amendments, our project budget would be $8.65 billion, and we would incur approximately $530 million of additional construction costs (excluding related financing costs) and, and retain substantially all of our 30% interest in the additional units. On September 26, 2022, the City of Dalton filed a complaint in our lawsuit and joined our claims. On September 29, 2022, Georgia Power and MEAG reached an agreement with respect to their pending litigation

Pursuant to the Joint Ownership Agreements, as amended by the Global Amendments, the holders of at least 90% of the ownership interests in Vogtle Units No. 3 and No. 4 must vote to continue construction, or can vote to suspend construction, if certain adverse events occur, including: (i) the bankruptcy of Toshiba Corporation; (ii) termination or rejection in bankruptcy of certain agreements, including the Services Agreement, the Bechtel Agreement or the agency agreement with Southern Nuclear; (iii) Georgia Power publicly announces its intention not to submit for rate recovery any portion of its investment in Vogtle Units No. 3 and No. 4 (or associated financing costs) or the Georgia Public Service Commission determines that any of Georgia Power’s costs relating to the construction of Vogtle Units No. 3 and No. 4 will not be recovered in retail rates, excluding any additional amounts paid by Georgia Power on behalf of the other Co-owners pursuant to the Global Amendment provisions described above and the first 6% of costs during any six-month VCM reporting period that are disallowed by the Georgia Public Service Commission for recovery, or for which Georgia Power elects not to seek cost recovery, through retail rates or (iv) an incremental extension of one year or more from the seventeenth VCM report estimated in-service dates of November 2021 and November 2022 for Units No. 3 and No. 4, respectively (each a Project Adverse Event). The schedule extensions, announced in February 2022, which reflected a cumulative delay of over a year for each unit from the schedules approved in the seventeenth VCM report, triggered the requirement for the holders of at least 90% of the ownership interests in Vogtle Units No. 3 and No. 4 to vote to continue construction, and the Co-owners unanimously voted to continue construction.

The Global Amendments provide that Georgia Power may cancel the project at any time at its sole discretion. In the event that Georgia Power determines to cancel the project or fewer than 90% of the Co-owners vote to continue construction upon the occurrence of a subsequent project adverse event, we and the other Co-owners would assess our options for the Vogtle project. If the investment were to be written off, we would seek regulatory accounting treatment to amortize the investment over a long-term period, which requires the approval of our board of directors, and we would submit the regulatory accounting treatment details to the Rural Utilities Service for its approval. Further, if Georgia Power or the Co-owners decided to cancel the project, the Department of Energy would have the discretion to require that we repay all amounts outstanding under our loan guarantee agreement with the Department of Energy over a five-year period as discussed in Note 7.

The ultimate outcome of these matters cannot be determined at this time.